Exhibit 99.1

Verano Reimagines (the) Essence Brand and Introduces (the) Essence Nectar Line in Core Markets, Combining Bespoke Graphic Art and Terpene-Rich Full-Spectrum Cannabis Products

(the) Essence genetics are carefully selected to deliver a spectrum of experiences to cannabis consumers, spanning timeless product formats including flower, pre-rolls, vapes, edibles and extracts

●	(the) Essence portfolio - including the all-new Nectar line of terpene-rich cured resin products - is comprised of both novel and timeless genetics harvested and cured for optimal taste, aroma and experience
●	Redesigned and repositioned brand broadens accessibility through expanded product mix, harnesses timeless product formats embraced by the core cannabis consumer, offers extensive strain variety and promulgates bespoke, strain-inspired graphic illustration in collaboration with various artists
●	The Company is seeking submissions from artists and creators to join the brand community in designing future packaging artwork; submissions can be entered on Verano.com
●	(the) Essence is now available in nine of the Company’s core markets, including Arizona, Illinois, Massachusetts, Maryland, Nevada, New Jersey, Ohio, Pennsylvania and West Virginia, with plans to scale to Florida and Connecticut in the future

CHICAGO, November 20, 2023 – Verano Holdings Corp. (NEO: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the strategic repositioning of (the) Essence cannabis brand, an expansive collection of novel and timeless genetics harvested and cured for optimal taste, aroma and experience. In addition to the brand evolution, the Company has enhanced (the) Essence product portfolio by introducing (the) Essence Nectar line of full-spectrum, terpene-rich resin vapes, and soon will launch single-strain cured resin gummies available in O.G. Strawberry and Bonsai Berry flavors. Formerly part of the Verano namesake brand portfolio, the now standalone (the) Essence branded line of products is available across the Company’s national footprint in nine core markets - Arizona, Illinois, Massachusetts, Maryland, Nevada, New Jersey, Ohio, Pennsylvania and West Virginia – with plans to scale to Florida and Connecticut in the future.

As an imperative to the brand’s enhanced aesthetic, the Company created (the) Essence Artist Collection featuring custom strain-specific graphic illustrations on packaging designed in collaboration with a community of artists.

“Embracing a brand identity and creative philosophy centered around bespoke graphic art enables us to build more meaningful connections with our consumers, providing value that’s incremental to that of the high-grade cannabis product inside of pack,” said David Spreckman, Verano Chief Marketing Officer. “(the) Essence redesign also presented an opportunity for innovation through R&D, as we’ve expanded the product mix to drive further differentiation across our markets with the introduction of the new Nectar product line. With that development, (the) Essence portfolio now captures each of the industry’s three leading CPG categories from a volume perspective in flower, vapes and edibles.”

Genetics in (the) Essence products are carefully selected, bred and pheno-hunted to deliver hand-crafted quality, consistency and variety. (the) Essence product portfolio includes:

●	Flower: An expansive collection of both novel and timeless genetics on regular rotation, harvested and cured for optimal taste, aroma and experience.

●	J’s Pre-rolls: Experience timeless and classic strains through (the) Essence 1g pre-rolls and 2.5g 5-packs of pre-rolls. All are meticulously packed with ground flower - the perfect companions for life’s on-the-go adventures.

●	Classic Vape: Distilled cannabis oil with botanically derived terpenes that pack a flavorful punch and consistent experience. Classic vapes are available in .3g disposable pens, .5g carts and 1g carts.

●	Nectar Vape: (the) Essence flower is cured and BHO-extracted from single strain runs into full-spectrum, high-terpene and uniquely flavorful resin vapes. It’s the Essence of a select strain expressed in the convenience of a .5g or 1g cartridge or .3g disposable pen.

●	Xtract: (the) Essence of flower is extracted using ethanol or butane and curated into time-tested textures such as Shatter, Crumble, Wax and Cured Resin.

●	Nectar Gummies: (the) Essence flower cured and BHO-extracted from single strain runs into full-spectrum, high-terpene and uniquely flavorful resin gummies. Juicy fruit flavors paired perfectly with rich and abundant cannabis terpenes from the best of (the) Essence genetic library.

(the) Essence accompanies the Company’s expansive brand portfolio that includes its namesake Verano™ Reserve flower, Swift Lift mini pre-rolled joints, extracts and vaporizers; MÜV™ flower, pre-rolled joints, vaporizers, concentrates, topicals, oral sprays, EnCaps™ capsules, tinctures, transdermal patches and gels; Savvy™ flower and vaporizers, larger-format cannabis products catering to more value-driven patients and consumers; BITS™ low-dose, high-function edibles; Encore™ Edibles, hand-crafted cannabis gummies, hard candies, mints, caramels and chocolates; and Avexia™ topicals, tablets, tinctures and RSO products that are made to effortlessly enhance any self-care routine.

For more information about (the) Essence products and Verano, visit (the) Essence webpage (https://verano.com/brand/the-essence/) on www.verano.com. (the) Essence images are available for download here, and more Verano images, video and brand logos are available on the Company’s newsroom.

About Verano

Verano Holdings Corp. (NEO: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano offers a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1,000,000 square feet of cultivation capacity. Learn more at www.verano.com.

Contacts:

Media

Verano

Grace Bondy

Senior Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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